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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934





               Date of Report (Date of earliest event reported):
                                OCTOBER 1, 1998




                           LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)




           DELAWARE                    0-20833                  72-1205791
 (State or other jurisdiction      (Commission File            (IRS Employer
      of incorporation)                Number)              Identification No.)




            5551 CORPORATE BOULEVARD, BATON ROUTE, LOUISIANA  70808
             (Address of principal executive offices and zip code)


                                 (504) 926-1000
              (Registrant's telephone number, including area code)
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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

         On October 1, 1998, Lamar Advertising Company (the "Company") acquired all of the outstanding capital stock of Outdoor Communications, Inc. ("OCI"), for a purchase price of approximately $385 million, consisting of approximately $235 million of cash, the assumption of approximately $105 million of debt and the issuance of approximately $45 million of notes to former OCI shareholders. Pursuant to this acquisition, the Company has acquired approximately 14,700 outdoor advertising displays in 12 states. Among the markets included in this acquisition are the following: Birmingham, AL; Huntsville, AL; Tuscaloosa, AL; Athens, GA; Rome, GA; Decatur, IL; Paducah, KY; Duluth, MN; St. Cloud, MN; Saginaw, MI; Corinth, MS; Traverse City, MI and Johnson City, TN.

         Funds for the acquisition were provided from borrowings under the Company's revolving credit facility with a group of banks led by The Chase Manhattan Bank. The nature and amount of the consideration paid in the acquisition were determined by negotiation between the Company and OCI following a bidding process in which OCI solicited proposals from potential acquirers. Prior to the acquisition there was no material relationship between OCI or its shareholders and the Company or any of its affiliates, directors or officers, or any associate of any director or officer of the Company.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements.

                 To be filed by amendment.

         (b)     Pro Forma Financial Statements.

                 To be filed by amendment.

         (c)     Exhibits.

                 2.1 Stock Purchase Agreement dated as of August 10, 1998 by and among the Company, OCI and the stockholders of OCI. Filed herewith. Pursuant to Item 601(b)(2) of Regulation S-K, the schedules referred to in the Stock Purchase Agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to the Commission upon request.

                 2.2 First Amendment to the Stock Purchase Agreement dated August 25, 1998 by and among the Company, OCI and the stockholders of OCI. Filed herewith.

                 2.3 Second Amendment to the Stock Purchase Agreement dated September 30, 1998 by and among the Company, OCI and the stockholders of OCI. Filed herewith.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 14, 1998                LAMAR ADVERTISING COMPANY


                                       By:  /s/ KEITH A. ISTRE
                                           ------------------------------------
                                           Keith A. Istre
                                           Treasurer and Chief Financial
                                           Officer





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                                 EXHIBIT INDEX

EXHIBIT
   NO.                           DESCRIPTION
--------                         -----------

2.1              Stock Purchase Agreement dated as of August 10, 1998 by and among the Company, OCI and the stockholders of OCI.
                 Filed herewith. Pursuant to Item 601(b)(2) of Regulation S-K, the schedules referred to in the Stock Purchase
                 Agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to the Commission upon request.

2.2              First Amendment to the Stock Purchase Agreement dated August 25, 1998 by and among the Company, OCI and the stockholders of OCI. Filed herewith.

2.3              Second Amendment to the Stock Purchase Agreement dated September 30, 1998 by and among the Company, OCI and the stockholders of OCI. Filed herewith.